PERIMETER SMALL CAP GROWTH FUND

Investor Class Shares

I Class Shares

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated October 3, 2011

to the Investor Class Shares and I Class Shares Prospectuses dated November 30, 2010

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Change in Control of the Adviser

On September 30, 2011, Perimeter Capital Management (the “Adviser”)  paid the balance of a promissory note representing an ownership interest in the Adviser to Rosemont Investment Partners LLC, triggering a change in control of the Adviser and the termination of the advisory agreement between The RBB Fund, Inc. (the “Company”), on behalf of the Perimeter Small Cap Growth Fund (the “Fund”), and the Adviser. The Adviser will continue to provide investment advisory services to the Fund pursuant to a new advisory agreement approved by the Company’s Board of Directors on May 18, 2011 and approved by shareholders of the Fund on July 29, 2011.

Please retain this Supplement for future reference.